UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2024

PDS BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37568	26-4231384

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303A College Road East, Princeton, NJ 08540
(Address of Principal Executive Offices, and Zip Code)

(800) 208-3343
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00033 per share	PDSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 7.01	Regulation FD Disclosure.

On October 2, 2024, PDS Biotechnology Corporation (the “Company”) issued a press release announcing that updated data from the IMMUNOCERV Phase 2 clinical trial evaluating Versamune® HPV (formerly PDS0101) with chemoradiation to treat locally advanced cervical cancer were presented at the American Society for Radiation Oncology (ASTRO) Annual Meeting 2024 in an oral presentation by Adam Grippin, M.D., Ph.D., of The University of Texas MD Anderson Cancer Center. The abstract was granted Basic/Translational Science Award from the ASTRO Annual Meeting Steering Committee. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing..

Item 8.01	Other Events.

The information set forth in the press release referred to in Item 7.01 above, other than the second and fourth paragraphs thereof, is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

In addition, on October 2, 2024, the Company added the presentation from the ASTRO meeting to its corporate website. A copy of the presentation is filed herewith as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 2, 2024
99.2	ASTRO Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS BIOTECHNOLOGY CORPORATION

Date: October 2, 2024	By:	/s/ Frank Bedu-Addo, Ph.D.
Name: Frank Bedu-Addo, Ph.D
Title: President and Chief Executive Officer